Exhibit 10.1

COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated December 31, 2014 (this “Counterpart Agreement”), is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of February 11, 2014 (as it may be amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among LADDER CORPORATE REVOLVER I LLC, a Delaware limited liability company (the “Borrower”), LADDER CAPITAL FINANCE HOLDINGS LLLP, a Delaware limited liability limited partnership (“Parent”), and CERTAIN SUBSIDIARIES AND SERIES OF PARENT, as Guarantors, the Lenders party thereto from time to time and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as Collateral Agent.

Section 1.  Pursuant to Section 5.8 of the Credit Agreement, each of Series REIT of Parent, Series TRS of Parent, Series REIT of Ladder Midco LLC, Series TRS of Ladder Midco LLC, Series REIT of Ladder Midco II LLC, Series TRS of Ladder Midco II LLC, Lafayette Park JV Member LLC, LC TRS I LLC, LC TRS III LLC and Ladder Capital Insurance LLC (the “New Guarantors”) hereby:

(a)                                 agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

(b)                                 represents and warrants that (i) each of the representations and warranties set forth in the Credit Agreement (other than Section 4.6 of the Credit Agreement) and each other Credit Document and applicable to the undersigned is true and correct in all material respects as of the date such Person was required to become a Credit Party in accordance with Section 5.8 of the Credit Agreement and (ii) the representations and warranties set forth in Section 4.6 of the Credit Agreement and applicable to the undersigned is true and correct in all material respects after giving effect to this Counterpart Agreement, in each case, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(c)                                  agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Secured Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Section 7 of the Credit Agreement.

Section 2.  Pursuant to Section 5.8 of the Credit Agreement and Section 8.4 of the Pledge Agreement, each of the New Guarantors hereby (i) agrees that this Counterpart Agreement may be attached to the Pledge Agreement and that by the execution and delivery hereof, the undersigned becomes a Pledgor under the Pledge Agreement and agrees to be bound by all of the terms thereof, (ii) agrees that it will comply with all the terms and conditions of the Pledge Agreement as if it were an original signatory thereto and (iii) grants to Collateral Agent a security interest in all of the undersigned’s right, title and interest in and to all “Collateral” (as such term is defined in the Pledge Agreement) of the undersigned, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located

Section 3.  Pursuant to Section 8.4 of the Pledge Agreement, each of the undersigned hereby agrees to amend and restate Exhibit A to the Pledge Agreement in the form of Schedule 1 hereto.  All such Collateral shall be deemed to be part of the “Collateral” and hereafter subject to each of the terms and conditions of the Pledge Agreement.

Section 4.  Each of the undersigned agrees, at its expense, from time to time, upon the reasonable request of Administrative Agent, to promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of this Agreement and Section 5.8 of the Credit Agreement (to the extent required and subject to the limitations therein).

Section 5.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.  Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 6.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, each of the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Kelly Porcella
Name: Kelly Porcella
Title: Associate General Counsel

SERIES REIT OF LADDER MIDCO LLC

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

SERIES TRS OF LADDER MIDCO LLC

By:	/s/ Kelly Porcella
Name: Kelly Porcella
Title: Associate General Counsel

SERIES REIT OF LADDER MIDCO II LLC

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

SERIES TRS OF LADDER MIDCO II LLC

By:	/s/ Kelly Porcella
Name: Kelly Porcella
Title: Associate General Counsel

[Signature Page to Counterpart Agreement]

LAFAYETTE PARK JV MEMBER LLC

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

LC TRS I LLC

By:	/s/ Kelly Porcella
Name: Kelly Porcella
Title: Associate General Counsel

LC TRS III LLC

By:	/s/ Kelly Porcella
Name: Kelly Porcella
Title: Associate General Counsel

LADDER CAPITAL INSURANCE LLC

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

With Respect to Section 3 of this Counterpart Agreement Only:

LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Pamela McCormack
Name: Pamela McCormack
Title: Secretary

LADDER MIDCO LLC

By:	/s/ Pamela McCormack
Name: Pamela McCormack
Title: Secretary

LADDER MIDCO II LLC

By:	/s/ Pamela McCormack
Name: Pamela McCormack
Title: Secretary

[Signature Page to Counterpart Agreement]

Address for Notices:

c/o Ladder Capital Finance Corporation
Attention: Marc Fox
345 Park Avenue, 8th Floor, New York, NY 10154
Phone: (212) 715-3170
Fax: (212) 715-3199
Email: Marc.Fox@laddercapital.com with a copy to:

Ashley Gregory
Kirkland & Ellis LLP
601 Lexington Avenue
New York NY 10022
Phone: (212) 446-4697
Fax: (212) 446-6460
Email: ashley.gregory@kirkland.com

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and as Collateral Agent

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ Murray Mackinnon
Name:	Murray Mackinnon
Title:	Vice President

[Signature Page to Counterpart Agreement]

SCHEDULE 1

Description of Pledged Entities and Pledged Interests

Corporations

Pledged Entity:	Pledgor:	Description:
Ladder Capital Finance Corporation	Ladder Capital Finance Holdings LLLP	100 Shares of Common Stock

Limited Liability Companies

Pledged Entity:	Pledgor:	Description:
LC TRS I LLC	Series REIT of Ladder Capital Finance Holdings LLLP	100 Common Units
LC TRS III LLC	Series REIT of Ladder Capital Finance Holdings LLLP	100 Common Units
Ladder Capital Insurance LLC	Series REIT of Ladder Midco II LLC	100 Common Units
Ladder Capital Realty II LLC	Series REIT of Ladder Midco II LLC	100 Common Units
Ladder Capital Finance Portfolio II LLC	Series TRS of Ladder Midco II LLC	100 Common Units
Ladder Capital Finance LLC	Series TRS of Ladder Midco II LLC	10,000 Common Units
Ladder Capital CRE Equity LLC	Series REIT of Ladder Midco II LLC	100 Common Units
Ladder Grace Lake Member LLC	Series TRS of Ladder Midco II LLC	100 Common Units
Ladder Capital Finance Portfolio LLC	Series REIT of Ladder Midco LLC	100 Common Units
Grace Lake JV, LLC (25%)	Ladder Grace Lake Member LLC	JV interest
ONP JV Member LLC	Series REIT of Ladder Midco II LLC	LLC member interest
ONP JV LLC (90%)	ONP JV Member LLC	JV interest
LVT JV Member LLC	Series TRS of Ladder Midco II LLC	LLC member interest
LVT JV LLC (98.8%)	LVT JV Member LLC	JV interest
CanPac JV Member LLC	Series REIT of Ladder Midco II LLC	LLC member interest
CanPac JV LLC (90%)	CanPac JV Member LLC	JV interest
IOP JV Member LLC	Series REIT of Ladder Midco II LLC	LLC member interest
IOP JV LLC (78.1%)	IOP JV Member LLC	JV interest
ONP Rooftop JV Member LLC	Series REIT of Ladder Midco II LLC	LLC member interest
ONP Rooftop JV LLC (90%)	ONP Rooftop JV Member LLC	JV interest
Ladder Corporate Revolver I LLC	Series TRS of Ladder Capital Finance Holdings LLLP	LLC member interest
Lafayette Park JV Member LLC	Series REIT of Ladder Midco II LLC	LLC member interest
Lafayette Park JV LLC (97%)	Lafayette Park JV Member LLC	JV interest

Pledged Entity:	Pledgor:	Description:
Series REIT of Ladder Midco LLC	Series REIT of Ladder Capital Finance Holdings LLLP	100 Series REIT Units
Series TRS of Ladder Midco LLC	Series TRS of Ladder Capital Finance Holdings LLLP	100 Series TRS Units
Series REIT of Ladder Midco II LLC	Series REIT of Ladder Midco LLC	10,000 Series REIT Units
Series TRS of Ladder Midco II LLC	Series TRS of Ladder Midco LLC	9,999 Series TRS Units

Partnerships

None.

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